

MARATHON
DIGITAL HOLDINGS

Securing and Supporting the Bitcoin Ecosystem

NASDAQ: MARA | MAR 2024

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Disclaimer

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin, hash rate, or the difficulty rate will be on any specific date. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if miners were deployed as of a specific date and with certain parameters used, as set forth below.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2023. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future.

Slide 2

SK0 Language needs to be updated
Salman Khan, 2024-03-15T16:52:35.753

PB0 0 [@Zabi Nowaid] mind reviewing language? Anything we need to update?
Priyag Babaria, 2024-03-15T18:17:16.789

MG1 recommend striking the "including....deployed"
Morgan J Galper, 2024-03-19T15:23:48.464

PB1 0 Done
Priyag Babaria, 2024-03-19T15:41:28.740

Marathon – We Think Outside the Blocks

Our Business

- Converting electricity into economic value with the most efficient hardware available
- Developing new technologies to advance the Bitcoin mining network

Our Strategy

- **Vertically Integrated Technology**
- Software + hardware + infrastructure

- **Bitcoin Treasury**
- 16,930 BTC held (unrestricted February 2024)[1]

- **Diversified Operations**
- 28.7 EH/s energized combined at 11 sites across three continents.[2]

- **Sustainably Powered**
- 100% carbon neutral in 2023, 55% of energy from sustainable sources 4Q23[3]

Increasing Energized Hash Rate[3] 102% By 2025[4]



50
45
40
35
30
25
20
15
10
5
0
Increased energized hash rate 253% YoY
+42%
+43%
2.1
7.0
3.9
11.5
4.1
17.7
4.0
19.1
0.5
24.7
35.0
50.0
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
2024
2025
Energized Hash Rate (EH/s)
Installed Not Yet Energized Hash Rate
Projected Energized Hash Rate

Definitions and Notes:

Energized hash rate is the amount of hash rate based on the manufacturers' specifications that could theoretically be generated if all miners that have been energized are currently in operation.

Approximately 55% of the electricity used to power our mining operations was generated by sustainable sources of energy (as of December 31, 2023).

Setting the Pace for the Bitcoin Mining Industry

ONE OF THE LARGEST & MOST LIQUID MINERS

TICKER
NASDAQ: MARA

CLOSING SHARE PRICE
$25.90
AS OF 2/29/24[8]

MARKET CAP & VOLUME
$6.3B
AS OF 2/29/24[11]
80.9M
AVG. 30-DAY VOLUME (2/29/24)[12]

EFFICIENTLY SCALING & EXPANDING OPERATIONS

HASH RATE
28.7 EH/s
Energized (as of 2/29/24)[5]
~50 EH/s
BY YE 2025[6]

FLEET EFFICIENCY
24.5 J/TH
AS OF 2/29/24[9]

AVG. DAILY BTC PRODUCED
28.7 BTC
February 2024[13]
32 BTC
2024 YTD THROUGH 2/29/24[14]

PROACTIVELY MANAGING LIQUIDITY

UNRESTRICTED CASH & CASH EQUIVALENTS
$425.6M
AS OF 2/29/24[7]

UNRESTRICTED BTC
16,930 BTC (c.$1.0B)
AS OF 2/29/24[10]

TOTAL CASH + BTC TREASURY[1]
$1.5B
AS OF 2/29/23[15]

Definitions and Notes:

Total cash plus BTC treasury is the sum of unrestricted cash and cash equivalents and unrestricted BTC. Due to rounding, the figures may not add up exactly.

Slide 4

MP0 Cash and BTC = $1,461.3
Cash = $425.6

1,461.3 - 425.6 = $1,035.7 in BTC
Mason Price, 2024-03-12T21:29:24.233

PB1 Reached out Jim for new target, if applicable
Priyag Babaria, 2024-03-13T01:38:03.679

PB2 [@Mason Price] did you reach out Matt for volume and market cap data?
Priyag Babaria, 2024-03-13T01:38:44.334

MP2 0 Yes I'll update the numbers when he gets back to me.
Mason Price, 2024-03-13T14:43:54.966

PB3 [@Mason Price] should this be 2024? Also where is the 32 BTC figure coming from?
Priyag Babaria, 2024-03-13T01:40:10.833

MP3 0 Jan BTC + Feb BTC / 60 days
(1084+833)/60 = 31.95
Mason Price, 2024-03-13T14:43:33.247

PB4 [@Mason Price] is this from Factset?
Priyag Babaria, 2024-03-13T01:40:35.377

MP4 0 Stephanie updated this. I asked Matt to get the factset number.
Mason Price, 2024-03-13T14:45:07.953

MP4 1 Factset quotes $25.90 so all good here.
Mason Price, 2024-03-13T15:53:09.609

MG5 Cite all data as specific as possible. If from multiple press releases...etc..please cite in accordance to the citations used for the Bev Pitch Dec. Thanks!
Morgan J Galper, 2024-03-19T15:56:11.170

PB5 0 Should be GTG
Priyag Babaria, 2024-03-19T20:02:02.261

MG6 Update #
Morgan J Galper, 2024-03-19T15:56:57.374

PB6 0 Done!
Priyag Babaria, 2024-03-19T20:02:06.627

Increasing Hash Rate, BTC Production, Efficiency, and Market Share


Operational Hash Rate (EH/s)16
25
20
15
10
5
0
7.0
11.5
17.7
19.1
24.7
+29%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023


Bitcoin Mined17
5000
4000
3000
2000
1000
0
₿1,562
₿2,195
₿2,926
₿3,490
₿4,242
+22%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023


Average Fleet Efficiency (J/TH)18
40
30
20
10
0
30.9
29.9
27.3
25.8
24.5
-5%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023


Share of Bitcoin Miner Rewards19
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.8%
2.5%
3.3%
4.0%
4.4%
+40 bps
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Definitions and Notes:

Share of bitcoin miner rewards defined as Marathon's mining rewards in the period divided by total network rewards available in the period.

SKO

Proactive Treasury Management: Building Cash and Bitcoin Reserves While Paying Down Debt

TOTAL SHORT-TERM LIQUIDITY: $1.5 BILLION[20]



Unrestricted Bitcoin Holdings
Unrestricted Cash & Cash Equivalents
$1,600M
$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24

TOTAL LONG-TERM DEBT: $325.7 MILLION[21]



Short-Term Debt
Long-Term Debt
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Reduced Long-Term Debt 58% YoY

Definitions and Notes:

Short-term liquidity is the sum of unrestricted cash and cash equivalents and unrestricted bitcoin holdings.

Long-term debt only reflects notes payable. As of December 31, 2023, the Company had $0.0 in short-term debt obligations (excluding accounts payables).

Slide 6

SK0 Please double check, thought it was 56% debt reduction.
Salman Khan, 2024-03-15T17:39:24.229

PB0 0 12/31/23, Notes payable = 325,654

12/31/22, Notes Payable = 732,289
12/31/22, Term Loan* = 49,882

*term loan categorized as LT Debt in 10k

12/31/22, Long Term Debt = 782,171

% change, (325,654 / 782,171) - 1 = -0.58
Priyag Babaria, 2024-03-15T18:25:33.896

Vertically Integrated Tech Stack Improves Operational Efficiency and Enhances Economic Moat

Mining Technology Stack

SOFTWARE

MARAPOOL
- Self-owned & operated mining pool
- Reduces latency & increases transparency

FIRMWARE

Custom Controller Boards
- Proprietary firmware optimizes our miners' performance
- Better curtailment times & improved temperature control & voltage protection

HARDWARE

ASICs
- Investing in the most advanced ASICs
- Believed to be one of the most energy efficient mining fleets (24.5 J/TH)

INFRASTRUCTURE

Immersion Cooling
- Reduces maintenance of miners & overcomes challenging climates
- Designing next-gen cooling systems

A Diversified, Portfolio Approach to Bitcoin Mining

Each Bitcoin mining deployment comes with its own set of constraints, and each requires a curated approach. We adapt accordingly. Over time, we have used different strategies and structures to build a portfolio of Bitcoin mining operations that is designed to diversify risk across our organization.

Self-Hosting / Vertically Integrated / Joint Ventures

- Optimizes for bespoke design
- Optimizes for lowest operating cost
- Optimizes for optionality of scaling as needed

Third-Party Hosting

- Optimizes for rapid deployment
- Optimizes for capex – shifts burden and risk to hosting provider, maximizes capex available to invest in mining rigs
- Optimizes for optionality – ability to move at end of term w/o abandoning infrastructure investment

Marathon's Portfolio Approach To Bitcoin Mining Assets

Applying Portfolio Theory To Bitcoin Mining Assets	Key Advantages
Third-Party Hosted	Rapid deployment; outperforms in bull cycles
Self-Hosted	Lower operating cost and greater control; outperforms in bear cycles
Bitcoin Reserves	Hedge against currency risk and inflation; historical strong performance as an asset
Cash	Short-term "dry powder"; provides liquidity to take advantage of attractive opportunities
Non-Mining Revenue	Potential to monetize proprietary technology in non-Bitcoin mining sectors

Building the Bitcoin Mining Portfolio – The Acquisition of Marathon's First Fully Owned and Operated Sites

Granbury, TX





Kearney, NB

Garden City, TX



MARA Acquired Two Hosting Sites From Generate Capital[22,23,24]

Transaction	• Acquired two data centers with a total of 390 MW in power capacity • At the time of the transaction, Marathon represented 64 MW (2.2 EH/s) or 16% of the total • Potential to add another 310 MW
Financial Highlights	• Power cost expected to be ~$0.04/KWh with optimization and demand response • Immediately lowers direct cost per coin by over 30% • Filled vacant capacity of 82 MW with previously-announced miner orders • Remaining 244 MW under hosting contracts with attractive terms (profitable) • Approximately 120 MW out of 244MW to be available to MARA in 2024
Key Terms	• Cash consideration $178.6M or approximately $458,000 per MW, was paid at closing • Cash was paid from the balance sheet, no additional debt or equity issuance required • Transaction closed on January 12, 2024 • Assumed full operational control in March 2024

Slide 11

PB0 Confirm with Jim
Priyag Babaria, 2024-03-14T16:48:24.260

LC1 The current numbers for our miners at Kearney/Granbury are:
134 MW (5.0 EH) or 34% of the total

(previous numbers are from early January)
Lindsey E Curtis, 2024-03-15T18:20:47.488

PB1 0 What would be figures as of Feb 24 end?
Priyag Babaria, 2024-03-15T18:31:11.725

LC1 1 Those numbers are the same as Feb 24 end, just verified no change since then.
"at time of transaction" looks good to me
Lindsey E Curtis, 2024-03-15T18:37:49.970

LC2 related to above, existing hashrate has changed (I'm not sure how that changes the direct cost per coin analysis here though)
Lindsey E Curtis, 2024-03-15T18:23:23.828

MARA to Acquire 200 MW, Wind-Powered Site From Applied Digital[25]

Transaction	• Entered definitive agreement to acquire one data center with a total of 200 MW in power capacity • Marathon is currently the only tenant and utilizes 100 MW (4.5 EH/s) or 50% of the total • Potential to add another 100 MW, 30 MW readily available; 68 MW subject to regulatory approvals • The site is adjacent to a wind farm and predominantly powered by renewable energy
Financial Highlights	• Expected to reduce cost per bitcoin of Marathon's current operations at the site by approximately 20%
Key Terms	• Cash consideration $87.3M or approximately $437,000 per MW • Cash will be paid from the balance sheet, no additional debt or equity issuance required • Transaction expected to close in Q2 2024, subject to customary closing conditions

Slide 12

PB0 Check figures
Priyag Babaria, 2024-03-14T16:50:12.135

SK1 Is the cost per bitcoin all in cost per coin or power cost per coin. May need to define as SEC can question these kind of statistics.
Salman Khan, 2024-03-15T17:56:56.477

PB1 0 Directly from PR: "This transaction increases our influence over our current operations, reduces our cost per coin by approximately 20% at the site, and provides us with an additional 100 megawatts of capacity in which to expand."
Priyag Babaria, 2024-03-15T18:52:57.676

Acquisitions Boost Potential Megawatt Capacity 80%, Creates Path to 50 EH/s[26]

MG0

Strategic Benefits

- Cements path to 50 EH/s over next 18-24 months
- Boosts potential power capacity 80% to 1.1 GW
- Increases site ownership from 4% to 54%

Financial Impact

- Boosts baseline 2024 revenue by over 50%
- Increases gross margin
- Significantly accretive

Slide 13

MG0 Assuming this information is not citable/based on internal estimations? [@Priyag Babaria]
Morgan J Galper, 2024-03-19T19:37:09.163

MG0 0 if so, please cite similarly to the citations on the following slide.
Morgan J Galper, 2024-03-19T19:38:04.805

PB0 1 Correct. Based on internal data. Note added on references slide.
Priyag Babaria, 2024-03-19T20:02:44.297

Significantly Increasing Our Power Capacity and Ownership

12/31/23 CAPACITY (MW) BY LOCATION[27]

Total: 619 MW
Owned: 4%



Other 2%
Abu Dhabi 4%
Granbury, TX 8%
Garden City, TX 17%
Kearney, NE 2%
McCamey, TX 34%
Ellendale, ND 27%
Jamestown, ND 6%

PRO FORMA CAPACITY (MW) BY LOCATION[28]*

Total: 1,116 MW
Owned: 54%



Int'l JVs 7%
Other 2%
Jamestown, ND 3%
Ellendale, ND 15%
Granbury, TX 27%
Garden City, TX 18%
Kearney, NE 9%
McCamey, TX 19%

*Expected nameplate megawatt capacity following the closing of recent transactions and expansion opportunities. Data reflects the Company's February Bitcoin Production Mining Operation Update.

Slide 14

PB0 [@Mason Price] can you find out as of what date this was for?
Priyag Babaria, 2024-03-13T01:52:29.613

MP0 0 Does this need to be updated? I can ask Lindsey if this is still accurate and if it is, we can say as of 2/29 in the footnote.
Mason Price, 2024-03-13T16:45:57.944

PB0 1 Yep, I reached out to Lindsey. Thinking we show the pie chart on the left as of 12/31/23. The one on the right can be as 2/29/24 and reflect the new acquisitions
Priyag Babaria, 2024-03-13T17:06:19.222

MP0 2 She just got back to me with the latest numbers. I can create an excel pie chart for design to retrace.
Mason Price, 2024-03-13T18:44:21.550

Distributed Operations: 11 Sites on Three Continents[29]

1.1 GW of Total Mining Capacity Following Close of Acquisitions and Anticipated Expansion



E
B
K
F
I
J
C
D
A
G
H

Diversified Portfolio

11 Bitcoin mining sites across multiple states & countries

Collaborative Efforts

Partnerships with multiple hosting providers

Working with renewable energy companies

Resulting Strengths:

Broadened mining expertise

Adaptable business model

A McCamey, TX
- Co-Located on a Wind Farm
- 200MW

B Ellendale, ND
- Grid
- 180MW

C Garden City, TX
- Co-Located on a Wind Farm
- 100MW

D Granbury, TX
- Grid
- 100MW

E Jamestown, ND
- Grid
- 33MW

F Kearney, NE
- Grid
- 100MW

G Abu Dhabi, UAE
- 64MW Online
- 250MW Total

H Hernandias, Paraguay
- Co-Located at Itaipu hydroelectric dam
- 27MW

I Hopedale, OH

J Murray, KY

K Layton, UT

MARATHON DIGITAL HOLDINGS

SK1

Financially Attractive Transaction[30]

MG2

- **Significant Revenue Boost:** Acquisitions are expected to add an additional $230 million to 2024 revenues
- **Additional Financial Contribution:** significant contribution through power optimization and curtailment
- **Increased Ownership:** Recent transactions increased owned facilities from 4% to 54% and increased potential power capacity by 80% to 1.1 GW from 619 MW
- **Lower Costs:** More ownership improves cost per coin, increases control/efficiency, and expands our ability to optimize with MARA's proprietary technology

Boosts 2024 Revenue Outlook By Over 50%


$389 M
$600+ M
2024 Base*
Acquisition of 2 Generate Sites: Non-Hosting Revenue
Acquisition of 2 Generate Sites: Hosting Revenue
Acquisition of 2 Generate Sites: Demand Response**
Acquisition of 1 APLD Site: Additional Revenue
Pro Forma

Expected Financial Impact

*Base 2024 reflects the status before our two latest acquisitions, using the November 2023 reported energized hash rate of 23.7 EH/s, with a 90% average uptime, an average hashprice of $0.05/TH/day, and an average hosting cost of $0.065 per kWh.

**Demand response included in expected financial impact on a pro forma basis. For financial reporting purposes, demand response revenues will be reflected as a separate line item in the consolidated statement of operations.

Slide 16

SL0 Adam, Wyatt and Minjae are working on updating this slide
Stephanie Llerandi, 2024-03-14T21:34:33.050

SK1 Venice is an internal name....lets be consistent with how we disclosed previously on naming convention
Salman Khan, 2024-03-15T17:58:24.737

PB1 0 Updated for consistency.
Priyag Babaria, 2024-03-15T18:50:47.880

MG2 re: comment on slide 13 [@Priyag Babaria] to anything applicable on this page
Morgan J Galper, 2024-03-19T19:40:58.780

PB2 0 Note added on references slide
Priyag Babaria, 2024-03-19T20:03:04.364

Strategic Differentiators:

Generating New Revenue Streams via Energy Harvesting and Technology Solutions

Reduce Input Costs, Diversify Revenue Streams, and Improve Environmental Sustainability with Energy Harvesting Technologies

Opportunities Include:

Waste Heat Recovery

The heat by-product from our operations can be repurposed for diverse activities, such as warming greenhouses and buildings.[31]

Stranded Biogas

Agriculture (food, livestock, etc.) produces methane, most of which is not captured, so processors often flare methane instead of harnessing it since they lack an on-site consumer.[32]

Stranded Natural Gas

Oil and gas well operators often flare natural gas since it may be more economical than selling or storing it, and for regulatory requirements.[33]

Stranded Landfill Gas

Some landfills resort to venting or flaring methane since traditional waste-to-energy solutions (pipeline distribution or grid sales) are often infeasible.[34]

Potentially Providing:

- Near-Zero Cost Power
- New Revenue Streams
- Attractive Rate of Return
- Improved Access to Power
- Greenhouse Gas Mitigation
- Support for Developing New Renewable Energy Sources

Leveraging Our Technology Team to Launch New Tools and Services For Those Building the Future of Bitcoin

Marathon Slipstream[35]

- Launched in February 2024
- Platform enables users to submit large or non-standard transactions directly to Marathon for mining
- Made possible by Marathon's scale, self-owned and operated mining pool, and technological expertise
- Potential to earn direct revenue through higher transaction fees

Anduro Bitcoin Layer 2 Network[36]

- Launched in February 2024
- Multichain Bitcoin layer-two network designed to expand Bitcoin's functionality
- Incubated by Marathon, but will be community-led and community-driven
- Opportunity to earn bitcoin-denominated revenue from transactions processed on Anduro's sidechain ecosystem

MG0 please source logo with TM subscript from design [@Priyag Babaria]
Morgan J Galper, 2024-03-19T19:44:04.833

PB0 0 Morgan, we don't have this logo TM'ed.
Priyag Babaria, 2024-03-19T19:58:15.920

MG1 please cite to this
https://ir.mara.com/news-events/press-releases/detail/1344/marathon-digit
Morgan J Galper, 2024-03-19T19:45:30.493

MG1 0 [@Priyag Babaria]
Morgan J Galper, 2024-03-19T19:46:03.634

PB1 1 Updated
Priyag Babaria, 2024-03-19T20:03:18.367

MG2 please cite to this
https://ir.mara.com/news-events/press-releases#:~:text=Marathon%20Digit
Morgan J Galper, 2024-03-19T19:45:53.775

MG2 0 [@Priyag Babaria]
Morgan J Galper, 2024-03-19T19:45:58.087

PB2 1 Updated
Priyag Babaria, 2024-03-19T20:03:24.756

Experienced Management Team



Fred Thiel

CHAIRMAN & CEO

- Chairman and CEO since April 2021
- Proven public company tech entrepreneur, built many successful businesses
- Known for creating value through innovation
- Bitcoin industry thought leader
- Extensive private equity and venture capital experience



Salman Khan

CHIEF FINANCIAL OFFICER

- Chief Financial Officer since June 2023
- 25 years in public companies and Big Four accounting/consulting
- High-tech, renewable energy, oil and gas industries
- Finance, M&A, controllership, operations, IR, startups, scale up and exit
- MBA from University of Michigan, Certified Accountant (UK)



Jim Crawford

CHIEF OPERATING OFFICER

- Chief Operating Officer since March 2013
- Entrepreneurial, operations and IP
- Scaling up and optimization of operations
- 20 Years experience in publicly traded companies
- MBA from Washington State, and patent holder



Adam Swick

CHIEF GROWTH OFFICER

- Chief Growth Officer since March 2023; at MARA since 2021
- Prior Director of Strategic Finance at Kraken Digital Asset Exchange
- Previously early-stage venture capitalist
- Founded Swick Capital in 2018
- Former strategy consultant at BCG
- MBA from Northwestern's Kellogg, BS from UPenn's Wharton



Ashu Swami

CHIEF TECHNOLOGY OFFICER

- Chief Technology Officer since December 2021
- Extensive Bitcoin mining hardware and software experience
- Portfolio manager, high-frequency trading at Morgan Stanley
- MBA from Duke University, BTech CSE from IIT Bombay

Appendix

Quarterly Financials: Q4 2022 to Q4 2023

BTC Production[37]


₿1,562
₿2,195
₿2,926
₿3,490
₿4,242
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Revenue[38]


$28.4M
$51.1M
$81.8M
$97.8M
$156.8M
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Adjusted EBITDA (non-GAAP)[39]


-$374.0M
$144.6M
$35.8M
-$20.8M
$260.4M
Q1 2023 to Q4 2023 adjusted EBITDA reflects the adoption of new FASB fair value accounting rules.
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

SUMMARY BALANCE SHEET[40]

$MILLIONS	DEC 31, 2023	SEP 30, 2023
Cash & Cash Equivalents	$357.3	$101.2
Digital Assets	639.7	286.8
Other Receivables	2.1	1.2
Deposits	7.2	7.1
Prepaid Expenses and Other Current Assets	23.5	36.3
Total Current Assets	1,029.8	432.6
Total Long-Term Assets	961.2	951.1
Total Assets	1,991.0	1,383.8
Accounts Payable	$11.3	$15.2
Total Current Liabilities	33.8	38.2
Total Long-Term Liabilities	341.3	325.7
Total Stockholders' Equity	1,615.9	1,020.0
Total Liabilities and Equity	1,991.0	1,383.8

Slide 22

SK0 Adjusted EBITDA - lets be consistent in the explanation how we explained in PR and 10K. Its not just FV, but also higher production, slightly better price etc.
Salman Khan, 2024-03-15T18:01:21.293

PB0 0 [@Mason Price] can you address SK's comment here?
Priyag Babaria, 2024-03-15T18:51:39.963

MP0 1 Updated language. [@Salman Khan] is this similar to what you had in mind?
Mason Price, 2024-03-15T19:53:19.398

PB1 [@Salman Khan] I updated adj. EBITDA based on newly provided figures from Chip. Also updated the footnote. [@Chip O'Neill] can you please confirm accuracy here?
Priyag Babaria, 2024-03-15T21:21:42.177

Annual Financials: YE 2022 to YE 2023

BTC Production[41]



₿12,852
₿4,144
2022
2023

Revenue[42]



$387.5M
$117.8M
2022
2023

Adjusted EBITDA (non-GAAP)[43]



$419.9M
-$543.4M
2022
Primarily due to new FASB fair value rules, higher bitcoin production, gain from debt extinguishment, and higher average price of bitcoin mined resulting in $213.6 million gains on digital assets.
2023

SUMMARY BALANCE SHEET[44]

$MILLIONS	DEC 31, 2023	DEC 31, 2022
Cash & Cash Equivalents	$357.3	$103.7
Restricted Cash	0.0	8.8
Digital Assets	639.7	121.8
Other Receivables	2.1	18.0
Deposits	7.2	2.4
Prepaid Expenses and Other Current Assets	23.5	40.8
Total Current Assets	1,029.8	277.5
Total Long-Term Assets	961.2	917.7
Total Assets	1,991.0	1,195.2
Accounts Payable	$11.3	$1.3
Total Current Liabilities	33.8	26.1
Total Long-Term Liabilities	341.3	783.2
Total Stockholders' Equity	1,615.9	385.9
Total Liabilities and Equity	1,991.0	1,195.2

Our Fleet Across the World[45]

Total Sites	Total Megawatts	Total Operational Miners	Energized Hash Rate	Fleet Efficiency
11	730 MW	230,968	28.7 EH/s	24.5 J/TH

Site Location	Powered Type	Cooling Method	Operational Miners	Energized Hash Rate
McCamey, TX	**Wind, Grid**	**Air**	**68,240**	**7.7 EH/s**
Ellendale, ND	**Grid**	**Air**	**56,590**	**7.8 EH/s**
Jamestown, ND	**Grid**	**Air, Immersion**	**10,600**	**1.4 EH/s**
Garden City, TX	**Wind, Grid**	**Air, Immersion**	**34,200**	**4.5 EH/s**
Abu Dhabi, UAE*	**Grid**	**Immersion**	**8,500**	**1.2 EH/s**
Granbury, TX	**Wind, Grid**	**Air**	**36,450**	**4.2 EH/s**
Hernandarias, Paraguay*	**Hydro**	**Air**	**1,688**	**0.2 EH/s**
Others**	**Grid**	**Air**	**14,700**	**1.7 EH/s**

As of February 29, 2024

The operational data presented herein should be considered as approximations exclusively intended for demonstrative purposes.

*Data only represents Marathon's share of the joint venture and not the total scope of operations.

**Includes site locations of Kearney, Nebraska, Hopedale, Ohio, Murray, Kentucky and Layton, Utah.

References

1. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
2. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
3. "FORM 10-K." Marathon Digital Holdings. Accessed March 14, 2024. https://tinyurl.com/5n7kbwa5.
4. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
5. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
6. "Marathon Digital Holdings Reports Fourth Quarter and Fiscal Year 2023 Results." Marathon Digital Holdings, February 28, 2024. https://tinyurl.com/yem95njp.
7. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
8. "Marathon Digital Holdings, Inc. (MARA) Stock Historical Prices & Data." Yahoo! Finance. Accessed March 19, 2024. https://tinyurl.com/52z56kyv.
9. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
10. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
11. Data acquired from FactSet.
12. Data acquired from FactSet.
13. "Marathon Digital Holdings Announces Bitcoin Production and Mining Operation Updates for February 2024." Marathon Digital Holdings, March 5, 2024. https://tinyurl.com/4yx37w57.
14. Ibid.
15. Ibid.
16. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
17. Ibid.
18. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
19. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm. Note: Historical data sourced internally by Marathon.
20. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
21. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
22. "Marathon Digital Holdings Enters Definitive Agreement to Acquire Multiple Bitcoin Mining Sites for $179 Million." Marathon Digital Holdings, December 19, 2023. https://tinyurl.com/dkhx6d8v.
23. "Marathon Digital Holdings Announces the Closing of Its Acquisition of Bitcoin Mining Sites." Marathon Digital Holdings, January 16, 2024. https://tinyurl.com/5n77rmmr.
24. "Marathon Digital Holdings to Assume Full Operational Control of Its Recently Acquired Bitcoin Mining Sites." Marathon Digital Holdings, February 1, 2024. https://tinyurl.com/4j26c3kw.
25. "Marathon Digital Holdings Enters Definitive Agreement to Acquire 200-Megawatt Bitcoin Mining Data Center Adjacent to a Wind Farm." Marathon Digital Holdings, March 15, 2024. https://tinyurl.com/2b3meppe.
26. Data sourced internally by Marathon.
27. Data sourced internally by Marathon.
28. Data sourced internally by Marathon.
29. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm.
30. Data sourced internally by Marathon.
31. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
32. "Food: Material-Specific Data." Environmental Protection Agency. Accessed January 18, 2024. http://tinyurl.com/45dbw5xs.
33. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
34. Thiel, Fred. Leveraging bitcoin mining to build a more sustainable future, December 21, 2023. https://tinyurl.com/5n8n5m2s.
35. "Marathon Digital Holdings Launches Slipstream." Marathon Digital Holdings, February 22, 2024. https://tinyurl.com/5ccxkv33.
36. "Marathon Digital Holdings Introduces Anduro, a New Multi-Chain Bitcoin Layer-Two Network." Marathon Digital Holdings, February 28, 2024. https://rb.gy/9j8ilu.
37. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
38. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
39. Data sourced internally by Marathon.
40. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
41. "Press Releases." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/5evmfmn5. Note: Data is sourced from multiple press releases.
42. "Financial Results." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/kcypsfv8. Note: Data is sourced from multiple financial reports.
43. Data sourced internally by Marathon.
44. "FORM 10-K." Marathon Digital Holdings. Accessed March 14, 2024. https://tinyurl.com/5n7kbwa5.
45. "Operations." Marathon Digital Holdings. Accessed March 18, 2024. https://tinyurl.com/4wanuecm. Note: Historical data sourced internally by Marathon.



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NASDAQ: MARA | MAR 2024